UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2007

SearchHelp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31590	11-3621755
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6800 Jericho Turnpike, Suite 208E, Syosset, New York		11791
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (516) 922-4765

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 20, 2007 the Registrant entered into a Series A Preferred Stock Purchase Agreement (“LAM Purchase Agreement”) with The LAM Opportunity Fund, LTD (“LAM”). Pursuant to the LAM Purchase Agreement, LAM purchased from the Registrant for an aggregate of $80,000, 30,534 shares of Series A 7% Convertible Preferred Stock, par value $0.0001 (the “Series A Preferred Stock”),and a warrant to purchase from the Registrant 76,335 shares of the Registrant’s common stock, $0.0001 par value, at an exercise price of $.26 per share.

On February 20, 2007 the Registrant entered into a Series A Preferred Stock Purchase Agreement (“LOF Purchase Agreement,” together with Kaplan Purchase Agreement and LAM Purchase Agreement, the “Purchase Agreements”) with Lewis Opportunity Fund, LP (“LOF”). Pursuant to the LOF Purchase Agreement, LOF purchased from the Registrant for an aggregate of $420,000, 160,306 shares of Series A Preferred Stock and a warrant to purchase from the Registrant 400,765 shares of the Registrant’s common stock, $0.0001 par value, at an exercise price of $.26 per share.

The Series A Preferred Stock is convertible into the Registrant’s common stock at an initial conversion price of $.26 per share.

The foregoing description of the Purchase Agreements is merely a summary, and is not intended to be complete. The Purchase Agreements are filed as Exhibits 10.1 and 10.2 to this report and are incorporated herein by reference.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

On February 20, 2007, pursuant to the terms of the Purchase Agreements described in Item 1.01, the Registrant sold an aggregate of 190,840 shares of the Series A Preferred Stock (“Shares”), and warrants to purchase an aggregate of 477,100 shares of the Registrant’s common stock, $0.0001 par value, at an exercise price of $.26 per share (“Warrants”).

The Shares and the Warrants were not registered under the Securities Act of 1933 (the “Securities Act”), and bear restrictive legends that reflect this status. The Shares and the Warrants were issued in a private placement in reliance on the exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder. The Registrant did not engage in any general solicitation or advertisement for the issuance of these securities.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1    Series A Preferred Stock Purchase Agreement dated February 20, 2007 by and between the Registrant and The LAM Opportunity Fund, LTD.

10.2    Series A Preferred Stock Purchase Agreement dated February 20, 2007 by and between the Registrant and Lewis Opportunity Fund, LP.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARCHHELP, INC.

Date: February 26, 2007	By:
	Name:	John Caruso
	Title:	Chief Financial Officer